UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2007

RIVER CAPITAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29463	51-0392750

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Reid Street, Suite 312, Hamilton HM11, Bermuda
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (441) 296 6006

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

          On August 3, 2007, the Registrant and The Longview Fund, L.P. (“Longview”), the beneficial owner, together with an affiliated fund, of approximately 66.6% of the Registrant’s Common Stock (as defined below), entered into a Securities Exchange and Additional Note Purchase Agreement (the “Exchange Agreement”).  Registrant’s entry into the Exchange Agreement was unanimously approved by the Registrant’s directors, none of whom is affiliated with, a designee of, or appointed by Longview or by Viking Asset Management, LLC (“Viking”), Longview’s investment advisor.

          Pursuant to and subject to the conditions of the Exchange Agreement, the Registrant has agreed to acquire all of the issued and outstanding equity and debt securities of Sonterra Resources, Inc. (“Sonterra”) in exchange for securities of Registrant, as described below.  Sonterra is presently wholly owned by Longview, which also owns all of the outstanding debt securities of Sonterra.  On August 3, 2007, Sonterra completed the acquisition (the “Cinco Acquisition”) of certain oil and gas assets from Cinco Natural Resources Corporation (“Cinco”) and entered into a definitive purchase and sale agreement to acquire certain oil and gas assets (the “Flash Acquisition”) from Flash Gas & Oil Southwest, Inc. (“Flash”).  Upon consummation of the transactions contemplated by the Exchange Agreement the Registrant will, indirectly through Sonterra, own the properties acquired by Sonterra from Cinco and, if the Flash Acquisition is consummated, from Flash, and will be engaged, indirectly through Sonterra, in operating and developing such oil and gas properties.

          To finance the Cinco Acquisition by Sonterra, Sonterra entered into a Securities Purchase Agreement with Longview (as amended and restated on August 3, 2007, the “Sonterra SPA”), pursuant to which Longview purchased 333 shares of Sonterra’s common stock (“Sonterra Common Stock”), a promissory note of Sonterra in the principal amount of $5,990,010 (the “Sonterra Equity Note”) and a warrant to purchase 50 shares of Sonterra common stock (the “Sonterra Warrant”).  Subject to certain conditions in the Sonterra SPA, Longview has also agreed to purchase an additional promissory note of Sonterra in the principal amount of $2,000,000 (any such note, if issued, the “Sonterra Non-Equity Note”) to finance the Flash Acquisition.  Subject to the conditions in the Exchange Agreement, at the closing of the Exchange Agreement (the “Exchange”), Longview will exchange its 333 shares of Sonterra Common Stock, the Sonterra Warrant and the Sonterra Equity Note for (i) 218,465,578 shares (subject to adjustment as described below) of common stock of the Registrant, par value $0.001 per share (the “Common Stock”) (such shares being the “New RCGI Common Shares”) and (ii) a warrant to purchase 49,586,777 shares (also subject to adjustment as described below) of the Registrant’s Common Stock (the “RCGI Warrant”).  As provided in a Letter of Intent dated July 9, 2007 between the Registrant and Longview (the “LoI”), the New RCGI Common Shares are intended to constitute 85% of the outstanding Common Stock immediately after consummation of the Exchange.  In addition, Longview will exchange any Sonterra Non-Equity Note for a senior secured note of the Registrant (the “Initial RCGI Note”) having an equal principal amount as the Sonterra Non-Equity Note.  The Sonterra Warrant, the Sonterra Equity Note and any Sonterra Non-Equity Note issued by Sonterra will be cancelled upon consummation of the Exchange.

          The RCGI Warrant will have a term of 5 years and will have an Exercise Price equal to 110% of the quotient obtained by dividing $6,000,000 by the number of New RCGI Common Shares issued to Longview in the Exchange.  The RCGI Warrant will be exercisable into a number of shares of Common Stock equal to the quotient obtained by dividing $1,500,000 by the Exercise Price.  Registrant’s authorized Common Stock consists of 50,000,000 shares, and the number of New RCGI Common Shares to be issued in the Exchange and the number of shares of Common Stock to be issuable upon exercise of the RCGI Warrant will each be adjusted to reflect a reverse stock split to be effected by the Registrant prior to the Exchange, as described below.

          Upon consummation of the Exchange (i) Sonterra will become a wholly-owned subsidiary of the Registrant, (ii) Longview’s and its affiliated fund’s beneficial ownership of the Registrant’s Common Stock, including the shares of Common Stock underlying the RCGI Warrant, will increase to approximately 90% and (iii) Registrant will be indebted to Longview in an amount equal to the aggregate principal amount (if any) of the Initial RCGI Note.

          The Exchange Agreement also provides that the Registrant will have the right, subject to various conditions, to require Longview to purchase additional senior secured notes in principal amounts that, together with the Initial RCGI Note, may not exceed $10,000,000 in the aggregate (the Initial RCGI Note and such additional notes being, together, the “RCGI Notes”) or $2,000,000 in any fiscal quarter.  Registrant’s right to require Longview to purchase additional RCGI Notes will be subject, among other conditions, to Registrant being in compliance with its ongoing obligations under the Exchange Agreement and the covenants to be set forth in the RCGI Notes.  The RCGI Notes will mature on August 31, 2010 and will bear interest at a rate per annum equal to the 3-month Libor Rate, as in effect from time to time, plus 8.25%.  Proceeds of the issuance of RCGI Notes may be used by the Registrant for working capital.  Under the Exchange Agreement and the RCGI Notes, the Registrant will be subject to certain covenants, including restrictions on incurring additional indebtedness, issuing equity securities, granting or incurring liens, transactions with affiliates and entering into mergers, consolidations and sales of assets.  The RCGI Notes will also require that the Registrant comply with certain financial covenants, including (i) receipt of specified minimum revenues per fiscal quarter from the sale of hydrocarbons and provision of related services, (ii) maintenance of specified levels of proved oil and gas reserves, and (iii) maintenance of specified ratios of proved oil and gas reserves to the aggregate outstanding principal amount of RCGI Notes.  A breach of these covenants would obligate the Registrant to repay a portion of the principal amount of the RCGI Notes prior to the scheduled maturity date of such notes.  The Exchange Agreement also provides that from the date of the Exchange until the later of the second anniversary of the Exchange and 60 days after the date on which no RCGI Notes remain outstanding, Longview will have the right to purchase up to 50% of all debt, equity and/or equity-linked financings of the Registrant, subject to customary exceptions.

          The Sonterra Non-Equity Note is, and any Sonterra Non-Equity Note will be, secured by a security interest in all of the assets of Sonterra, including a mortgage of the oil and gas interests acquired in the Cinco Acquisition, and the security interest and mortgage will be extended to the properties and assets to be acquired from Flash upon the closing of the Flash Acquisition.  The RCGI Notes will be secured by a first-priority blanket lien on all assets of the Registrant and its subsidiaries, including Sonterra, and by a pledge of the shares of all of the Registrant’s subsidiaries after the closing of the Exchange, including Sonterra, but excluding the shares of River Capital Holdings Limited (“River Holdings”)

and its subsidiary River Reinsurance Limited (together with River Holdings, the “Insurance Subsidiaries”) and the assets of the Insurance Subsidiaries.  To grant this lien, at the closing of the Exchange, Registrant will execute a joinder agreement pursuant to which the Registrant will become a party to the existing security agreement, as amended, between Viking, as collateral agent (the “Collateral Agent”) and Sonterra.  The Registrant will also enter into a Pledge Agreement with the Collateral Agent, pursuant to which it will pledge the Sonterra Common Stock and the shares of any other subsidiaries (excluding the Insurance Subsidiaries) and will pledge its U.S. bank accounts to the Collateral Agent pursuant to one or more Deposit Account Control Agreements to be entered into among Sonterra, the Registrant, the Collateral Agent and the depositary banks.  In addition, Registrant will guaranty all of Sonterra’s obligations to Longview and Sonterra will guaranty all of Registrant’s obligations to Longview.  The Exchange Agreement also requires that the Registrant divest the Insurance Subsidiaries as soon as practicable after the Exchange.

          The Exchange Agreement also provides that the Registrant will enter into an employment agreement with each of Michael J. Pawelek, Wayne A. Psencik and Sherry L. Spurlock (the “Principals”), who are currently the executive officers of Sonterra.  Under the employment agreements, Messrs. Pawelek and Psencik and Ms.  Spurlock will be employed as Chief Executive Officer, Vice President-Operations and  Chief Financial Officer of the Registrant, respectively,  at initial salaries of $200,000, $180,000 and $120,000, respectively.  Each such employment will have an initial term of two years and will thereafter be automatically renewed for additional terms of one year each unless the Registrant or the relevant Principal elects not to renew the agreement on at least 90 days notice to the other party to the agreement.  Registrant has also agreed to adopt a new stock option plan (the “2007 Option Plan”) pursuant to which the Principals will receive options to acquire a total of 51,403,665 shares of Common Stock (subject to adjustment for the reverse stock split to be effected by Registrant), representing 20% of the Common Stock to be outstanding after the Exchange, as provided in the LoI.  One-third of the options under the 2007 Stock Option Plan will be allocated to each Principal.  One-third of the options will have an exercise price equal to the fair value of the Common Stock on the date of closing of the Exchange, but not less than the exercise price of the RCGI Warrant (the “Initial Exercise Price”), one-third will have an exercise price equal to 130% of the Initial Exercise Price, and one-third will have an exercise price equal to 150% of the Initial Exercise Price.  Each of the options will vest and become exercisable in three equal installments.

          The New RCGI Common Shares issued to Longview and the Common Stock reserved for issuance upon exercise of the RCGI Warrant and options under the 2007 Option Plan amount to substantially more shares than the 50,000,000 shares of Common Stock presently authorized under the Registrant’s Certificate of Incorporation, as amended (the “RCGI Charter”).  Subject to stockholder approval, the Exchange Agreement provides that the Registrant will amend the RCGI Charter to effect a reverse stock split to enable Registrant to validly issue the New RCGI Common Shares and the Common Stock issuable under the RCGI Warrant and the 2007 Option Plan.  The reverse stock split will be effected at a ratio of between 1 for 5 to 1 for 20, with the exact ratio to be determined by the Registrant’s board of directors, subject to approval by Longview.  Cash in lieu of fractional shares will not be paid and fractional  shares will not be issued in the reverse stock split.  Instead, all fractional shares resulting from the reverse stock split will be rounded up to the next whole share.  It is expected that the amendment to the RCGI Charter effecting the reverse stock split will be approved by written consent of Longview and its affiliate, which currently own, in the aggregate, approximately 66.6% of the outstanding Common Stock, and one or more additional significant stockholders of the Registrant without convening a meeting of stockholders of the Registrant.  It is also expected that the RCGI Charter will be amended to change Registrant’s name to “Sonterra Resources, Inc.,” and that, upon consummation of the Exchange, additional persons (who may include one or more of the Principals) will be appointed to the Registrant’s board of directors and that such additional board members will constitute a majority of the board. Under the rules of the Securities and Exchange Commission, prior to the effectiveness of the actions to be effected by majority stockholder consent and the appointment of the new directors, Registrant is required to distribute an information statement to holders of Common Stock with respect to these matters.

          In addition, the Registrant and Longview will enter into a registration rights agreement which will require the Registrant to file within 30 days of the Exchange a registration statement to register the shares of Common Stock underlying the RCGI Warrant.  The registration statement would be required to become effective within 120 days of the Exchange.  Longview will also have piggyback and demand registration rights with respect to the shares of Common Stock acquired in the Exchange, the Common Stock owned by Longview prior to the Exchange, and the shares underlying the RCGI Warrants.  The deadlines for filing and effectiveness of registration statements may be extended under certain circumstances specified in the Registration Rights Agreement.

          The Exchange Agreement also contains representations, warranties and covenants of a type customarily included in agreements relating to transactions of the type contemplated by the Exchange Agreement.  Consummation of the Exchange is subject to certain conditions set forth in the Exchange Agreement, including the continued accuracy of Sonterra’s and Longview’s representations and warranties in the Sonterra SPA and their performance of their respective obligations thereunder, the continued accuracy of Registrant’s and Longview’s representations and warranties in the Exchange Agreement and their performance of their respective obligations thereunder, approval of the reverse stock split by the Registrant’s stockholders, the filing of the required amendments to the RCGI Charter and distribution of the information statement described above to the holders of Registrant’s Common Stock.

          The descriptions set forth above of the Exchange Agreement, the Security Agreement, as amended, between Sonterra and the Collateral Agent, the mortgage given by Sonterra to the Collateral Agent, the Joinder Agreement to be entered into by Registrant, the Guaranty to be issued by Sonterra, the Pledge Agreement and the Deposit Account Control Agreements to be entered into by Registrant, the RCGI Warrant, the RCGI Notes, the Registration Rights Agreement to be entered into between Registrant and Longview, the employment agreements to be entered into with the Principals and the 2007 Option Plan and related option agreement under the 2007 Option Plan are qualified in each case, in their entirety, by reference to the complete texts of such agreements which have been filed (or forms of which have been filed) as exhibits to this Report.

Item 3.02.	Unregistered Sales of Equity Securities

          For information required by this Item with respect to the date of the Exchange Agreement, the New RCGI Common Shares and the RCGI Warrant that Registrant has agreed to issue to Longview in the Exchange, the terms of the Exchange and the consideration to be received by the Registrant for the issuance of the New RCGI Common Shares and the RCGI Warrant, and the terms of the RCGI Warrant, see Item 1.01 this Report.

          Longview has represented to the Registrant in the Exchange Agreement that it is an “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), and that it is acquiring the New RCGI Common Shares and the RCGI Warrant and will acquire the Common Stock issuable upon exercise of the RCGI Warrant for its own account, and not with a view toward, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered under, or exempt from, the registration requirements of the Securities Act.  Registrant also intends to file a Form D with respect to the sale of the New RCGI Common Shares and the RCGI Warrant (and the Initial RCGI Note) upon completion of the Exchange.  Based on the foregoing, Registrant believes that the offer and sale of the New RCGI Common Shares and the RCGI Warrant are exempt from registration by virtue of Section 4(2) of  the Securities Act and Rule 506 of Regulation D thereunder.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

10.1	Securities Exchange and Additional Note Purchase Agreement, dated August 3, 2007, by and between the Registrant and The Longview Fund, L.P. (“Longview”).
10.2	Schedules to Securities Exchange and Additional Note Purchase Agreement
10.3	Security Agreement, dated as of July 9, 2007, between Sonterra Resources, Inc. (“Sonterra”) and Viking Asset Management, LLC, as Collateral Agent (the “Collateral Agent”).
10.4	First Amendment to Security Agreement, dated as of August 3, 2007, between Sonterra and the Collateral Agent
10.5	Mortgage dated August 3, 2007 from Sonterra to the Collateral Agent
10.6	Form of Joinder Agreement to Security Agreement
10.7	Form of Guaranty from Sonterra to the Collateral Agent
10.8	Form of Pledge Agreement between the Registrant and the Collateral Agent
10.9	Form of Deposit Account Control Agreement among Registrant, depositary bank and the Collateral Agent
10.10	Form of RCGI Warrant
10.11	Form of RCGI Note
10.12	Form of Registration Rights Agreement between Registrant and Longview
10.13	Form of Employment Agreement between Registrant and Michael Pawelek
10.14	Form of Employment between Registrant and Wayne Psencik
10.15	Form of Employment Agreement between Registrant and Sherry Spurlock
10.16	2007 Stock Option Plan of the Registrant
10.17	Form of Stock Option Agreement for Employees under Registrant’s 2007 Stock Option Plan

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 9, 2007	RIVER CAPITAL GROUP, INC.

	By:	/s/ Howard Taylor

Howard Taylor
President

INDEX TO EXHIBITS

Exhibit	Description

10.1	Securities Exchange and Additional Note Purchase Agreement, dated August 3, 2007, by and between the Registrant and The Longview Fund, L.P. (“Longview”).
10.2	Schedules to Securities Exchange and Additional Note Purchase Agreement
10.3	Security Agreement, dated as of July 9, 2007, between Sonterra Resources, Inc. (“Sonterra”) and Viking Asset Management, LLC, as Collateral Agent (the “Collateral Agent”).
10.4	First Amendment to Security Agreement, dated as of August 3, 2007, between Sonterra and the Collateral Agent
10.5	Mortgage dated August 3, 2007 from Sonterra to the Collateral Agent
10.6	Form of Joinder Agreement to Security Agreement
10.7	Form of Guaranty from Sonterra to the Collateral Agent
10.8	Form of Pledge Agreement between the Registrant and the Collateral Agent
10.9	Form of Deposit Account Control Agreement among Registrant, depositary bank and the Collateral Agent
10.10	Form of RCGI Warrant
10.11	Form of RCGI Note
10.12	Form of Registration Rights Agreement between Registrant and Longview
10.13	Form of Employment Agreement between Registrant and Michael Pawelek
10.14	Form of Employment between Registrant and Wayne Psencik
10.15	Form of Employment Agreement between Registrant and Sherry Spurlock
10.16	Registrant’s 2007 Stock Option Plan
10.17	Form of Stock Option Agreement for Employees under Registrant’s 2007 Stock Option Plan